    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1996


                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                LOEHMANN'S, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                    5621                                   22-2341356
    (State or Other Jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     Incorporation or Organization)             Classification Code Number)                   Identification No.)

                            ------------------------

                               2500 HALSEY STREET
                             BRONX, NEW YORK 10461
                                 (718) 409-2000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                                 PHILIP KAPLAN
                     PRESIDENT AND CHIEF OPERATING OFFICER
                                LOEHMANN'S, INC.
                               2500 HALSEY STREET
                                BRONX, NY 10461
                                 (718) 409-2000
           (Name, address, including zip code, and telephone number,
             including area code, of agent for service of process)
                            ------------------------

                                   COPIES TO:

                   ROBERT B. SCHUMER, ESQ.                                        EDWARD S. ROSENTHAL, ESQ.
           PAUL, WEISS, RIFKIND, WHARTON & GARRISON                        FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                 1285 AVENUE OF THE AMERICAS                                725 SOUTH FIGUEROA STREET, SUITE 3890
                   NEW YORK, NY 10019-6064                                    LOS ANGELES, CALIFORNIA 90017-5438
                        (212) 373-3000                                                  (213) 689-5800

                            ------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this
Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. X 333-12881



     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ____________


     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------


                        CALCULATION OF REGISTRATION FEE


                                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF                AMOUNT TO BE        OFFERING PRICE PER     AGGREGATE OFFERING
       SECURITIES TO BE REGISTERED               REGISTERED              SHARE(2)               PRICE(2)
Common Stock, $.01 par value..............        96,600(1)              $27.3125             $2,638,387.50

          TITLE OF EACH CLASS OF                  AMOUNT OF
       SECURITIES TO BE REGISTERED            REGISTRATION FEE
Common Stock, $.01 par value..............          $800



(1) Includes 12,600 shares of Common Stock which may be purchased by the Underwriters to cover over-allotments, if any.



(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based on the average high ($27.625) and low ($27.00) sales prices of the Registrant's Common Stock on The Nasdaq National Market on October 11, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INCORPORATION BY REFERENCE
           OF REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-12881)

     Loehmann's, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-12881), as amended (including the exhibits thereto), declared effective at approximately 4:30 p.m. on October 15, 1996 by the Securities and Exchange Commission.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


(a) EXHIBITS                                               DESCRIPTION
-----------  -------------------------------------------------------------------------------------------------------
     *5.1    --Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.
    *23.1    --Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).
    *23.2    --Consent of Ernst & Young LLP.
     24.1    --Power of Attorney, filed as Exhibit 24.1 to Loehmann's, Inc.'s Registration Statement on Form S-1
               (Registration No. 333-12881) and incorporated herein by reference.


---------------

* Filed herewith.

     (b) Financial Statement Schedules included separately in the Registration Statement.

     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of October, 1996.


                                          LOEHMANN'S, INC.

                                          By /S/ PHILIP
                                            KAPLAN
                                             ...................................

                                             Philip Kaplan
                                            President and Chief Operating
                                             Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                         TITLE                              DATE
------------------------------------------------  --------------------------------------------  --------------------

                       *                          Chairman of the Board and Director                October 15, 1996
 ................................................
               Norman S. Matthews

               /s/ PHILIP KAPLAN                  President and Chief Operating Officer and         October 15, 1996
 ................................................    Director (Principal Executive Officer)
                 Philip Kaplan

                       *                          Chairman and Chief Executive Officer and          October 15, 1996
 ................................................    Director
               Robert N. Friedman

                       *                          Senior Vice President and Chief Financial         October 15, 1996
 ................................................    Officer (Principal Financial and
                  Robert Glass                      Accounting Officer)

                       *                          Vice President and Director                       October 15, 1996
 ................................................
                Janet A. Hickey

                       *                          Director                                          October 15, 1996
 ................................................
                Richard E. Kroon

                       *                          Director                                          October 15, 1996
 ................................................
               Christina A. Mohr

                       *                          Director                                          October 15, 1996
 ................................................
                 Arthur Reiner

                       *                          Director                                          October 15, 1996
 ................................................
               Cynthia Cohen Turk

*By        /s/ PHILIP KAPLAN
     ...........................................
                 Philip Kaplan

               (Attorney-in-fact)

                                 EXHIBIT INDEX


EXHIBITS                                              DESCRIPTION                                                PAGE
---------  -------------------------------------------------------------------------------------------------  -----------
    *5.1   --Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.
   *23.1   --Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).
   *23.2   --Consent of Ernst & Young LLP.
    24.1   --Power of Attorney, filed as Exhibit 24.1 to Loehmann's, Inc.'s Registration Statement on Form
             S-1 (Registration No. 333-12881) and incorporated herein by reference.


---------------

 * Filed herewith.